UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2022

CAM GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-33907	37-2040523
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5900 Balcones Drive

Suite 100

Austin, TX 78731

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:

(424)-358-1046

Jixing Building, 151 Shengli Avenue North, Shijiazhuang,

Hebei Province, P.R. China 050041

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

 (1)

Item 8.01 Other Events.

On March 30, 2022, the Board of Directors of Cam Group, Inc, a Nevada corporation (the “Company”), unanimously voted to appoint Rafael A. Pinedo as President, CEO, and Director of the Company and to accept the resignation of Frank lkechukwu Igwealor as President and Director effective immediately.

The Board of Directors of the Company are pleased to announce that their application to OTC Markets for an OTCIQ account is pending for approval.

 (2)

SIGNATURES

Pursuant to the requirements of Section12 of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAM Group, Inc.

Date: June 6, 2022,	By:	/s/ Rafael A Pinedo
Rafael A Pinedo
President and Chief Executive Officer